Exhibit 99.6

DraftKings Reports First Quarter 2020 Results

Revenue grew 30%, despite COVID-19

Continued to drive customer engagement without major sports

BOSTON – May 15, 2020 – DraftKings Inc. (Nasdaq: DKNG) today reported financial results for DraftKings’ and SBTech’s first quarter ended March 31, 2020, achieved prior to the completion of the companies’ business combination with Diamond Eagle Acquisition Corp. on April 23, 2020. Detailed financial data and other information are available in DraftKings’ 8-K/A, filed today with the Securities and Exchange Commission.

Through its recent business combination, DraftKings has created the only vertically integrated sports betting company based in the United States.

“We are uniquely positioned at the intersection of digital sports entertainment and gaming in a rapidly growing industry,” said Jason Robins, DraftKings co-founder, CEO and Chairman of the Board. “DraftKings recorded standalone Q1 year-over-year revenue growth of 30% despite the effects of COVID-19. Additionally, the engagement we continue to see from our customers validates the connection they have with our content, their passion for our products and most importantly their loyalty to our brand.”

New Products to Offset COVID-19 Impact

DraftKings continues to make progress on its key priorities despite the effects of the COVID-19 pandemic. These include entering new states, investing in product and technology to create more unique offerings and live betting for American-based sports, and acquiring and retaining our customers.

The Company has responded to the lack of major sports by creating new product offerings that are keeping customers engaged, such as fantasy sports and betting on eNASCAR, Counter Strike, and Rocket League. DraftKings has also launched a series of pop culture free-to-play pools contests that cover topics from democratic debates to TV shows like Survivor, The Last Dance and Top Chef. DraftKings also recently partnered with MLB on their new MLB Dream Bracket game.

The Company does not anticipate an impact to FY2021 or long-term plans due to COVID-19.

U.S. Sports Betting & iGaming Legislative Landscape

At this time, approximately 14 U.S. states are actively considering sports betting legislation and DraftKings expects this momentum to continue as governments begin to focus on reopening the economy. States that have passed legislation to permit online sports betting over the past year include Illinois, Michigan, Tennessee and Virginia.

In Q1 2020, DraftKings launched retail and online sports betting in Iowa, and recently went live with iGaming in Pennsylvania and online sports betting in Colorado.

DraftKings is Well Positioned to Build on Its Already Strong Presence in a Rapidly Growing Market

After the successful business combination and public listing on April 24th, DraftKings is well capitalized with nearly half a billion dollars of cash on the balance sheet.

Webcast and Conference Call Details

DraftKings will host a conference call and audio webcast today at 8:30 a.m. Eastern Time, during which management will discuss first quarter results and provide commentary on business performance. A question and answer session will follow the prepared remarks.

The conference call may be accessed by dialing +1 833-644-0686 for domestic callers or +1 918-922-6762 for international callers. Once connected with the operator, please provide the conference ID of “5970145.”

A live audio webcast of the earnings conference call can be accessed through the investors section of the Company’s website at investors.draftkings.com, along with a copy of this press release, the Company’s 8-K/A (which includes financial results), and a slide presentation. A replay of the webcast will be archived on the Company’s website.

About DraftKings

DraftKings Inc. (Nasdaq: DKNG) is a digital sports entertainment and gaming company created to fuel the competitive spirits of sports fans with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston, and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings is a multi-channel provider of sports betting and gaming technologies, powering sports and gaming entertainment for 50+ operators across more than 15 regulated U.S. and global markets, including Arkansas and Oregon in the U.S. DraftKings’ Sportsbook offers mobile and retail betting for major U.S. and international sports and operates in the United States pursuant to regulations in Colorado, Indiana, Iowa, Mississippi, New Hampshire, New Jersey, New York, Pennsylvania and West Virginia. DraftKings’ daily fantasy sports product is available in 8 countries internationally with 15 distinct sports categories. DraftKings is the official daily fantasy partner of the NFL as well as an authorized gaming operator of the MLB and NBA.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including the ongoing COVID-19 pandemic that we believe may affect our business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of the Business Combination; costs related to the Business Combination; the inability to maintain the listing of DraftKings’ shares on Nasdaq; DraftKings’ ability to manage growth; DraftKings’ ability to execute its business plan and meet its projections; potential litigation involving DraftKings; changes in applicable laws or regulations, particularly with respect to gaming; general economic and market conditions impacting demand for DraftKings’ products and services, and in particular economic and market conditions in the media / entertainment / gaming / software industry in the markets in which DraftKings’ operates; the potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic on capital markets, general economic conditions, unemployment and DraftKings’ liquidity, operations and personnel, as well as risks, uncertainties, and other factors described in “Risk Factors” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

Contacts

Media:

Media@draftkings.com

Investors:

Investors@draftkings.com

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